Initial Public Offering	6 Months Ended
Jun. 30, 2021
Initial Public Offering [Abstract]
INITIAL PUBLIC OFFERING

NOTE 3. INITIAL PUBLIC OFFERING

On March 25, 2021, the Company consummated its Initial Public Offering of 35,000,000 Units, at $10.00 per Unit, generating gross proceeds of $350.0 million, and incurring offering costs of approximately $19.7 million, of which approximately $12.3 million was for deferred underwriting commissions.

On April 9, 2021, the Underwriters partially exercised the over-allotment option and on April 13, 2021, purchased an additional 3,259,457 Units from the Company, generating gross proceeds of $32,594,570, and forfeited the remainder of the option.

Each Unit consists of one Class A ordinary share and one-fifth of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment (see Note 6).